EXHIBIT 21

MERCK & CO., INC. SUBSIDIARIES

as of 12/31/11

The following is a list of subsidiaries of the Company, doing business under the name stated.

Name	Country or State of Incorporation
7728026 Canada Inc.	Canada
Aacifar-Produtos Quimicos e Farmaceuticos, Lda	Portugal
Abmaxis Inc.	Delaware
Administradora Schering Plough, S. de R.L. de C.V.	Mexico
Aquaculture Holdings Limited	United Kingdom
Aquaculture Vaccines Limited	United Kingdom
Ark Products Limited	United Kingdom
AVL Holdings Limited	United Kingdom
Avondale Chemical Co. Limited	Ireland
Banyu Pharmaceutical Company, Ltd.	Japan
Beneficiadora E Industrializadora, S.A. de C.V.	Mexico
Brazil Holdings Ltd.	Bermuda
BRC Ltd.	Bermuda
Burgwedel Biotech GmbH	Germany
Canji, Inc.	Delaware
Charles E. Frosst (U.K.) Limited	United Kingdom
Chemibiotic (Ireland) Limited	Ireland
Cherokee Pharmaceuticals LLC	Delaware
Chibret pharmazeutische Gesellschaft mit beschränkter Haftung	Germany
Cloverleaf International Holdings S.a.r.l.	Luxembourg
Comsort, Inc.	Delaware
Cooper Veterinary Products (Proprietary) Limited	South Africa
Coopers Animal Health Limited	United Kingdom
Coopers Sáude Animal Indústria e Comércio Ltda.	Brazil
Coopers Uruguay S.A.	Uruguay
Cosmas B.V.	Netherlands
Crosswinds B.V.	Netherlands
Dashtag	United Kingdom
Desarrollos Farmaceuticos Y Cosmeticos, S.A.	Spain
Dieckmann Arzneimittel GmbH	Germany
Diosynth Apeldoorn B.V.	Netherlands
Diosynth France S.A.	France
Diosynth Holding B.V.	Netherlands
Diosynth International B.V.	Netherlands
Diosynth Ltd	United Kingdom
Diosynth Produtos Farmo-quimicos Ltda.	Brazil
DJT Partners, L.P.	Delaware
Essex Asia Limited	Hong Kong
Essex Beteiligungs GmbH & Co KG	Germany
Essex Chemie AG	Switzerland
Essex Farmaceutica, S.A.	Colombia
Essex Italia s.r.l.	Italy
Essex Pharma GmbH	Germany
Essex Pharmaceuticals, Inc.	Philippines
Essexfarm, S.A.	Ecuador
European Insurance Risk Excess Limited	Ireland

Farmaas B.V.	Netherlands
Farmacox-Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD S.A.S.	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Frosst Iberica, S.A.	Spain
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa—Produtos Farmaceuticos, Lda.	Portugal
Fulford (India) Limited[1]	India
Garden Insurance Company, Ltd.	Bermuda
Global Animal Management, Inc.	Delaware
Global Farm S.A. [1]	Argentina
GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Company Limited[1]	China
Hawk and Falcon L.L.C.	Delaware
Heptafarma—Companhia Farmacêutica, Sociedade Unipessoal, Lda.	Portugal
Horus B.V.	Netherlands
Hydrochemie GmbH	Germany
Inspire Pharmaceuticals, Inc.	Delaware
International Indemnity Ltd.	Bermuda
Intervet	France
Intervet (Hong Kong) Ltd	Hong Kong
Intervet (Ireland) Limited	Ireland
Intervet (Israel) Ltd.	Israel
Intervet (M) Sdn. Bhd.	Malaysia
Intervet (Proprietary) Ltd	South Africa
Intervet (Thailand) Ltd.	Thailand
Intervet AB	Sweden
Intervet Agencies B.V.	Netherlands
Intervet Animal Health Taiwan Limited	Taiwan (Republic of China)
Intervet Argentina S.A.	Argentina
Intervet Australia Pty Limited	Australia
Intervet Belgium NV	Belgium
Intervet Bulgaria EOOD	Bulgaria
Intervet Canada Corp.	Canada
Intervet Central America S. de R.L.	Panama
Intervet Colombia Ltda	Colombia
Intervet Danmark A/S	Denmark
Intervet Deutschland GmbH	Germany
Intervet do Brasil Veterinaria Ltda	Brazil
Intervet Ecuador S.A.	Ecuador
Intervet Egypt for Animal Health SAE	Egypt
Intervet GesmbH	Austria
Intervet Hellas A.E.	Greece
Intervet Holding B.V.	Netherlands
Intervet Holding Costa Rica SA	Costa Rica
Intervet Holding Iberia, S.L.	Spain
Intervet Holdings France	France
Intervet Hungaria Kft	Hungary
Intervet Inc.	Delaware
Intervet India Pvt. Ltd	India
Intervet Innovation GmbH	Germany
Intervet International	France
Intervet International B.V.	Netherlands

Intervet International GmbH	Germany
Intervet Italia S.r.l.	Italy
Intervet K.K.	Japan
Intervet Korea Ltd.	Korea, Republic of
Intervet LLC	Russian Federation
Intervet Maroc	Morocco
Intervet Mexico S.A. de C.V.	Mexico
Intervet Middle East Ltd	Cyprus
Intervet Nederland B.V.	Netherlands
Intervet Norbio A.S.	Norway
Intervet Norbio Singapore Pte Ltd	Singapore
Intervet Norge AS	Norway
Intervet Oy	Finland
Intervet Pharma R & D	France
Intervet Philippines, Inc.	Philippines
Intervet Portugal – Saúde Animal, Lda	Portugal
Intervet Productions	France
Intervet Productions Srl	Italy
Intervet Pte. Ltd.	Singapore
Intervet Romania SRL	Romania
Intervet Rural Co Pty. Ltd.	Australia
Intervet S.A.	Peru
Intervet S.R.O. (Czech Rep)	Czech Republic
Intervet Schering-Plough Animal Health Pty Ltd	Australia
Intervet South Africa (Proprietary) Limited	South Africa
Intervet Sp. z o.o.	Poland
Intervet UK Ltd	United Kingdom
Intervet UK Production Ltd	United Kingdom
Intervet Venezolana SA	Venezuela
Intervet Veterinaria Chile Ltda	Chile
Intervet Veteriner Ilaclari Pazarlama ve Ticaret Ltd. Sirketi	Turkey
Intervet Vietnam Ltd.	Viet Nam
Interveterinaria SA de CV	Mexico
Istituto Di Richerche Di Biologia Molecolare S.r.l.	Italy
KBI Inc.	Delaware
KBI Sub Inc.	Delaware
KBI-E Inc.	Delaware
KBI-P Inc.	Delaware
Key Pharmaceuticals, Inc.	Florida
Kirby Medical Products Cia. Ltda.	Chile
Kirby-Warrick Pharmaceuticals Limited	United Kingdom
Laboratoires Merck Sharp & Dohme-Chibret SNC	France
Laboratorios Abello, S.A.	Spain
Laboratorios Biopat, S.A.	Spain
Laboratorios Chibret, S.A.	Spain
Laboratorios Essex C.A.	Venezuela
Laboratorios Essex S.A.	Argentina
Laboratorios Frosst, S.A.	Spain
Laboratorios Organon S.A. de C.V.	Mexico
Laboratorios Quimico-Farmaceuticos Chibret, Lda.	Portugal
Laboratorio’s S.P. White’s C.A.	Venezuela
Livestock Nutrition Technologies Pty. Ltd.	Australia
Loftus Bryan Chemicals Limited	Ireland
LOSPAR Partnership[1]	Delaware

Maple Leaf Holdings GmbH	Switzerland
Matsuken Yakuhin Kogyo K.K.[1]	Japan
Maya Tibbi Limited Sirketi	Turkey
MCM Vaccine Co. [1]	Pennsylvania
Med-Nim (Proprietary) Limited	South Africa
Merck and Company, Incorporated	Delaware
Merck Canada Inc.	Canada
Merck Capital Ventures, LLC[1]	Delaware
Merck Frosst Company	Canada
Merck Frosst Finco LP	Canada
Merck Global Health Innovation Fund, LLC	Delaware
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings LLC	Delaware
Merck Respiratory Health Company	Nevada
Merck Retail Ventures, Inc.	Delaware
Merck SH Inc.	Delaware
Merck Sharp & Dohme (Argentina) Inc.	Delaware
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) B.V.	Netherlands
Merck Sharp & Dohme (Holdings) Limited	United Kingdom
Merck Sharp & Dohme (I.A.) Corp.	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Investments) B.V.	Netherlands
Merck Sharp & Dohme (Ireland) Ltd.	Bermuda
Merck Sharp & Dohme (Israel—1996) Company Ltd.	Israel
Merck Sharp & Dohme (Italia) S.p.A.	Italy
Merck Sharp & Dohme (Italia) s.r.l.	Italy
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Singapore) Ltd.	Bermuda
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme Asia Pacific Services Pte. Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme BH d.o.o.	Bosnia
Merck Sharp & Dohme Biologics (Ireland) Ltd.	Bermuda
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme Corp.	New Jersey
Merck Sharp & Dohme Cyprus Limited	Cyprus
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme de Espana, S.A.	Spain
Merck Sharp & Dohme de Mexico S.A. de C.V.	Mexico
Merck Sharp & Dohme de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme Gesellschaft m.b.H.	Austria

Merck Sharp & Dohme IDEA AG	Switzerland
Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada	Brazil
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland
Merck Sharp & Dohme Limited	United Kingdom
Merck Sharp & Dohme Manufacturing	Ireland
Merck Sharp & Dohme Manufacturing Holdings	Bermuda
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceutical Industrial and Commecial Societe Anonyme	Greece
Merck Sharp & Dohme Pharmaceuticals	Bermuda
Merck Sharp & Dohme Pharmaceuticals LLC	Russia
Merck Sharp & Dohme Quimica de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme Research GmbH	Switzerland
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme s.r.o.	Czech Republic
Merck Sharp & Dohme s.r.o.	Slovakia
Merck Sharp & Dohme SIA	Latvia
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore
Merck Sharp & Dohme Tunisie SARL	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
ML Holdings (Canada) Inc.	Canada
MSD (L-SP) Unterstützungskasse GmbH	Germany
MSD (Nippon Holdings) BV	Netherlands
MSD (Norge) A/S	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand
MSD Animal Health Limited	United Kingdom
MSD Argentina Holdings B.V.	Netherlands
MSD Asia Holdings Pte. Ltd.	Singapore
MSD Belgium BVBA/SPRL	Belgium
MSD Beteiligungs GmbH & Co KG	Germany
MSD Brazil (Investments) B.V.	Netherlands
MSD Central America Services S. de R.L.	Panama
MSD Chibropharm GmbH	Germany
MSD China (Investments) B.V.	Netherlands
MSD China B.V.	Netherlands
MSD Consumer Care Limited	United Kingdom
MSD Consumer Care, Inc.	Delaware
MSD Danmark ApS	Denmark
MSD EIC	Ireland
MSD Eurofinance	Bermuda
MSD Farmaceutica C.A.	Venezuela
MSD Finance 2 LLC	Delaware
MSD Finance B.V.	Netherlands

MSD Finance Company	Bermuda
MSD Finance Holdings	Ireland
MSD Finland Oy	Finland
MSD France S.A.S.	France
MSD Health Solutions s.r.l.	Italy
MSD Holdings G.K.	Japan
MSD International (Holdings) B.V.	Netherlands
MSD International GmbH	Switzerland
MSD International Holdings GmbH	Switzerland
MSD International Holdings, Inc.	Delaware
MSD International Ventures B.V.	Netherlands
MSD Investment Holdings (Ireland)	Ireland
MSD Investments (Holdings) GmbH	Switzerland
MSD Ireland (Holdings) S.a.r.l.	Luxembourg
MSD Italy Holdings B.V.	Netherlands
MSD K.K.	Japan
MSD Korea Ltd.	Korea
MSD Laboratories India LLC	Delaware
MSD Latin America Services S. de R.L.	Panama
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Luxembourg S.a.r.l.	Luxembourg
MSD Magyarország Kereskedelmi es Szolgaltato Kft	Hungary
MSD Merck Sharp & Dohme A.G.	Switzerland
MSD Mexico Investments B.V.	Netherlands
MSD Netherlands (Holding) B.V.	Netherlands
MSD NL 2 B.V.	Netherlands
MSD NL 4 B.V.	Netherlands
MSD Oss B.V.	Netherlands
MSD Overseas Manufacturing Co (Ireland)	Ireland
MSD Overseas Manufacturing Co.	Bermuda
MSD Panama International Services S. de R.L.	Panama
MSD Pharma (Singapore) Pte. Ltd.	Singapore
MSD Pharma Hungary Korlatolt Felelossegu Tarsasag	Hungary
MSD Pharmaceuticals Holdings	Ireland
MSD Pharmaceuticals Investments 1	Ireland
MSD Pharmaceuticals Investments 2	Ireland
MSD Pharmaceuticals Investments 3	Ireland
MSD Pharmaceuticals Ireland	Ireland
MSD Pharmaceuticals LLC	Russian Federation
MSD Pharmaceuticals Private Limited	India
MSD Polska Sp.z.o.o.	Poland
MSD Regional Business Support Center GmbH	Germany
MSD Shared Business Services EMEA Limited	Ireland
MSD Sharp & Dohme Gesellschaft mit beschränkter Haftung	Germany
MSD Stamford Singapore Pte Ltd	Singapore
MSD Supply Services Inc.	Puerto Rico
MSD Switzerland Investments 1	Ireland
MSD Switzerland Investments 2	Ireland
MSD Switzerland Investments 3	Ireland
MSD Technology Singapore Pte. Ltd.	Singapore

MSD Tuas Singapore Pte. Ltd.	Singapore
MSD Ukraine Limited Liability Company	Ukraine
MSD Unterstutzungskasse GmbH	Germany
MSD Venezuela Holding GmbH	Switzerland
MSD Ventures (Ireland)	Ireland
MSD Ventures Singapore Pte. Ltd.	Singapore
MSD Verwaltungs GmbH	Germany
MSD Vietnam Holdings B.V.	Netherlands
MSD Vostok B.V.	Netherlands
MSD-SP Ltd.	United Kingdom
MSD-Sun FZ-LLC	United Arab Emirates
MSD-Sun, LLC[1]	Delaware
MSP Distribution Services (C) LLC	Nevada
MSP Singapore Company, LLC	Delaware
Multilan AG	Switzerland
Mycofarm International B.V.	Netherlands
Mycofarm Nederland B.V.	Netherlands
Mycofarm UK Ltd	United Kingdom
N.V. Organon	Netherlands
Nanjing Organon Pharmaceutical Co., Ltd.	China
Nourifarma—Produtos Quimicos e Farmaceuticos Lda	Portugal
Nourypharma Ltd	Ireland
Nourypharma Ltd	United Kingdom
Nourypharma Nederland B.V.	Netherlands
NovaCardia, Inc.	Delaware
OBS Holdings B.V.	Netherlands
Orgachemia B.V.	Netherlands
Orgachemica Nigeria Ltd[1]	Nigeria
Orgachemica Pharmaceuticals Nigeria Ltd[1]	Nigeria
Organon (Hong Kong) Ltd	Hong Kong
Organon (India) Pvt. Ltd.	India
Organon (Ireland) Ltd	Ireland
Organon (Malaysia) Sdn. Bhd.	Malaysia
Organon (Philippines) Inc.	Philippines
Organon (Singapore) Pte Ltd.	Singapore
Organon A/O	Russian Federation
Organon Agencies B.V.	Netherlands
Organon API Inc.	Delaware
Organon Argentina S.A.Q.I.& C.	Argentina
Organon Asia Pacific Sdn.Bhd.	Malaysia
Organon BioSciences International B.V.	Netherlands
Organon BioSciences Nederland B.V.	Netherlands
Organon BioSciences Reinsurance Limited	Ireland
Organon BioSciences Ventures B.V.	Netherlands
Organon China B.V.	Netherlands
Organon de Colombia Ltda	Colombia
Organon Dominicana SA	Dominican Republic
Organon Egypt Ltd	Egypt
Organon GmbH	Germany
Organon Holding B.V.	Netherlands
Organon Hungary Kereskedelmi Kft/Org. Hungary Trading Ltd	Hungary
Organon International B.V.	Netherlands
Organon Laboratories Ltd	United Kingdom
Organon Latin America S.A.	Uruguay

Organon Middle East Ltd. Cyprus	Cyprus
Organon Middle East S.A.L. (Lebanon)	Lebanon
Organon Participations B.V.	Netherlands
Organon Portuguesa Produtos Quimicos E Farmaceuticos Ltda	Portugal
Organon Slovakia spol. s.r.o.	Slovakia
Organon Teknika Corporation LLC	Delaware
Organon Teknika Holding B.V.	Netherlands
Organon USA Inc.	New Jersey
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pasteur Vaccins S.A. [1]	France
Pharmaco Canada Inc.	Canada
Pitman-Moore Saude Animal Comercio e Distribuicao de Produtos Veterinarios	Brazil
Plough (U.K.) Limited	United Kingdom
Plough Consumer Products (Asia) Ltd.	Hong Kong
Plough de Venezuela C.A.	Venezuela
Plough Farma, Lda.	Portugal
Plough Hellas EPE	Greece
Protein Transaction, LLC	Delaware
PT Intervet Indonesia	Indonesia
PT Organon Indonesia	Indonesia
PT Schering-Plough Indonesia Tbk. [1]	Indonesia
Rosetta Biosoftware UK Limited	United Kingdom
Rosetta Inpharmatics LLC	Delaware
Sanofi Pasteur MSD A/S1	Denmark
Sanofi Pasteur MSD AB1	Sweden
Sanofi Pasteur MSD AG1	Switzerland
Sanofi Pasteur MSD ApS[1]	Denmark
Sanofi Pasteur MSD AS1	Norway
Sanofi Pasteur MSD Gestion S.A.[1]	France
Sanofi Pasteur MSD GmbH[1]	Austria
Sanofi Pasteur MSD GmbH[1]	Germany
Sanofi Pasteur MSD Ltd. [1]	Ireland
Sanofi Pasteur MSD Ltd. [1]	United Kingdom
Sanofi Pasteur MSD N.V./S.A. [1]	Belgium
Sanofi Pasteur MSD Oy1	Finland
Sanofi Pasteur MSD S.A. [1]	Portugal
Sanofi Pasteur MSD S.A. [1]	Spain
Sanofi Pasteur MSD S.p.A. [1]	Italy
Sanofi Pasteur MSD SNC [1]	France
Schering Bermuda Ltd.	Bermuda
Schering Corporation	New Jersey
Schering Holdings Mexico, S. de R.L. de C.V.	Mexico
Schering Mexico, S. de R.L. de C.V.	Mexico
Schering-Plough	France
Schering-Plough (Bray)	Ireland
Schering-Plough (China) Limited	Bermuda
Schering-Plough (India) Private Limited	India
Schering-Plough (Ireland) Company	Ireland
Schering-Plough (Proprietary) Limited	South Africa
Schering-Plough (Shanghai) Trading Company, Ltd.	China
Schering-Plough (Singapore) Pte. Ltd.	Singapore
Schering-Plough (Singapore) Research Pte. Ltd.	Singapore
Schering-Plough Animal Health Limited	Ireland

Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Animal Health Operations Sdn. Bhd.	Malaysia
Schering-Plough Animal Health S.L.	Spain
Schering-Plough Animal Health Sdn. Bhd.	Malaysia
Schering-Plough Animal Health, Inc.	Philippines
Schering-Plough Bermuda Ltd.	Bermuda
Schering-Plough Canada Inc.	Canada
Schering-Plough Central East AG	Switzerland
Schering-Plough Clinical Trials, S.E.	United Kingdom
Schering-Plough Compania Limitada	Chile
Schering-Plough Corporation	Philippines
Schering-Plough Corporation, U.S.A.	Delaware
Schering-Plough d.o.o.	Croatia
Schering-Plough del Caribe, Inc.	New Jersey
Schering-Plough del Ecuador, S.A.	Ecuador
Schering-Plough del Peru S.A.	Peru
Schering-Plough Farma, Lda	Portugal
Schering-Plough Farmaceutica Ltda.	Brazil
Schering-Plough Holdings (Ireland) Company	Ireland
Schering-Plough Holdings Limited	United Kingdom
Schering-Plough Indústria Farmacêutica Ltda.	Brazil
Schering-Plough Int Limited	United Kingdom
Schering-Plough International C.V.	Netherlands
Schering-Plough International Finance Company B.V.	Netherlands
Schering-Plough International LLC	Delaware
Schering-Plough International, Inc.	Delaware
Schering-Plough Investment Co., Inc.	Delaware
Schering-Plough Investments Cayman Ltd.	Cayman Islands
Schering-Plough Investments Company GmbH	Switzerland
Schering-Plough Investments Ltd.	Delaware
Schering-Plough Israel AG	Switzerland
Schering-Plough Labo NV	Belgium
Schering-Plough Limited	Taiwan (Republic of China)
Schering-Plough Limited	United Kingdom
Schering-Plough Limited C.V.	Netherlands
Schering-Plough Ltd.	Thailand
Schering-Plough Luxembourg S.a.r.L.	Luxembourg
Schering-Plough Pensions Ireland Limited	Ireland
Schering-Plough Pharmaceuticals (Ireland) Limited	Ireland
Schering-Plough Products Caribe, Inc.	Cayman Islands
Schering-Plough Products, L.L.C.	Delaware
Schering-Plough Produtos de Oncologia, Unipessoal Lda.	Portugal
Schering-Plough Produtos de Virologia, Unipessoal Lda.	Portugal
Schering-Plough Produtos Hospitalares, Unipessoal Lda.	Portugal
Schering-Plough Pty. Limited	Australia
Schering-Plough Real Estate Co., Inc.	Delaware
Schering-Plough S.A.	Colombia
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Spain
Schering-Plough S.A.	Uruguay
Schering-Plough S.A. de C.V.	Mexico
Schering-Plough S.A.[1]	Argentina
Schering-Plough S.p.A.	Italy
Schering-Plough Sante Animale	France
Schering-Plough Sdn. Bhd.	Malaysia

Schering-Plough Technologies Pte. Ltd.	Singapore
Sentipharm AG	Switzerland
Shanghai MSD Pharmaceutical Trading Co., Ltd.	China
Shanghai Schering-Plough Pharmaceutical Company, Ltd.	China
Sinova AG1	Switzerland
Sirna Therapeutics, Inc.	Delaware
SmartCells, Inc.	Delaware
SOL Limited	Bermuda
South Egypt Drug Industries Co. (Sedico) [1]	Egypt
S-P Bermuda	Bermuda
SP Maroc S.a.R.L.	Morocco
S-P Ril Ltd.	United Kingdom
S-P Veterinary (UK) Limited	United Kingdom
S-P Veterinary Holdings Limited	United Kingdom
S-P Veterinary Limited	United Kingdom
S-P Veterinary Pensions Limited	United Kingdom
Tasman Vaccine Laboratory (UK) Ltd	United Kingdom
TELERx Marketing Inc.	Pennsylvania
The Coppertone Corporation	Florida
The MSD Foundation Limited	United Kingdom
The Summit Property Company, L.L.C.	Delaware
Theriak B.V.	Netherlands
Thomas Morson & Son Limited	United Kingdom
Transrow Manufacturing Ltd.	Bermuda
UAB “Organon”	Lithuania
UAB Merck Sharp & Dohme	Lithuania
Undra, S.A. de C.V.	Mexico
VARIPHARM Arzneimittel GmbH	Germany
Venco Farmaceutica C.A.	Venezuela
Venco Holding GmbH	Switzerland
Verenigde Chemische Fabrieken B.V.	Netherlands
Vet Pharma Friesoythe GmbH	Germany
Veterinaria AG	Switzerland
VetInvent, LLC	Delaware
Vetrex B.V.	Netherlands
Vetrex Egypt L.L.C.	Egypt
Vetrex Limited	United Kingdom
Warrick Pharmaceuticals Corporation	Delaware
Werthenstein Biopharma GmbH	Switzerland
White Laboratories, Inc.	New Jersey
Zoöpharm B.V.	Netherlands

[1]	own less than 100%